Establishing a path towards PREMIUM T h r o u g h S u s t a i n a b l e G r o w t h … FOURTH QUARTER 2021 INVESTOR UPDATE February 22, 2022

Cautionary Statement and Other Disclaimers This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, impact of COVID- 19, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation and the oral statements made in connection herewith include statements about capital investments (including with respect to renewables projects, mobile generation spend and the City of Houston’s Master Energy Plan), the impacts of the February 2021 winter storm event on our business and service territories and the recovery and timing of recovery of gas costs in connection with the winter storm event, future earnings and guidance, including long-term growth rate, dividends and dividend growth rate, operations and maintenance expense reductions, financing plans (including future equity issuances, credit metrics and parent level debt), and future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, our ability to exit midstream investments (including the disposition of Energy Transfer common units and Series G preferred units we own), customer rate affordability, value creation, opportunities and expectations, ESG strategy, including transition to Net Zero. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s potential business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of our Natural Gas businesses in Arkansas and Oklahoma, which we cannot assure you will have the anticipated benefits to us, and our planned sales of our remaining Energy Transfer equity securities, which may not be completed or result in the benefits anticipated by CenterPoint Energy; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy's ability to fund and invest planned capital, and timely and appropriate rate actions that allow recovery of costs and a reasonable return on investment, including those related to Indiana Electric’s generation transition plan as part of its more recent IRP; (4) financial market and general economic conditions, including access to debt and equity capital and the effect on sales, prices and costs; (5) continued disruptions to the global supply chain; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation leases; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s Net Zero emission goals; (9) the impact of the COVID-19 pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including impacts from the February 2021 winter storm event; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its Net Zero emission goals and operations and maintenance goals; and (14) other factors discussed CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. 2

Premium Value Proposition: Tracking Delivery

CenterPoint Energy

CNP Value Proposition	10-Year Plan Deliverables	Progress
Sustainable Growth for Shareholders	Targeting **industry-leading growth** of 8% non-GAAP EPS annually through 2024 and mid to high-end of 6%-8% annually through 2030 (1)	✓ **7** quarters of meeting/exceeding expectations
	Increasing 5-year Capital plan to $19.2B (2), and executing **10-year Capital plan** of $40B+ (2), with more potential beyond our 10-year horizon	✓ **Year 1** of 10-yr plan completed
	Utilizing >$3B in expected proceeds (3); **No external equity issuance** planned through 2030 (4)	✓ **No** issuance since May 2020 (4)
	Becoming a **Pure-play** Regulated Utility with a consistent **track record** of delivery	✓ **On track**
	~70% of ET stake sold in 2021 (5); Plan to **fully exit midstream well within year end 2022 target**	✓ **On track**
	Maintaining balance sheet health; long term **FFO/Debt** (6) target **of 14%-15%** through 2030	✓ **On track**
Sustainable, Resilient, and Affordable Service for Customers	**Keeping rates affordable** through maintained O&M (7) discipline and customer growth (8)	✓ **Year 1** of 10-yr plan completed
Sustainable Positive Impact on our Environment	Focused on achieving **Net Zero Scope 1 emissions by 2035** target; nearly 15 years ahead of peer average (9); Additional disclosure led to better ESG score	✓ **On track**

Note: Refer to slide 2 for information on forward-looking statements and slide 19 for information on non-GAAP Utility EPS and non-GAAP EPS assumptions, non-GAAP measures and for the Net Zero disclaimer.

(1) Refers to non-GAAP EPS annual growth rate for 2022E – 2030E
(2) Refers to 5-year capital plan from 2021E to 2025E and 10-year capital plan from 2021E-2030E
(3) Refers to expected proceeds from announced transactions, coal asset securitization, and cash savings from repairs tax deduction
(4) Not including small issuance through employee incentive plan and employee savings plan
(5) Refers to units received from ENBL and ET merger
(6) Consistent with Moody's methodology; FFO is a non-GAAP measure
(7) Inclusive of Electric and Natural Gas business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets
(8) Internal projection through 2030
(9) Peer group includes operators owning large scale generation, including CMS, AEE, D, DTE, DUK, LNT, PPL, SO, WEC, XEL as of Analyst Day 2021

3

Takeaways…. 4 Fourth Quarter and Full Year 2021 Results; Reaffirmed 2022 Guidance Delivered non-GAAP Utility EPS (1) of $0.27 for fourth quarter and $1.27 for full year 2021; Moving to consolidated non-GAAP EPS for 2022 with reaffirmed guidance range of $1.36 - $1.38 Focus on Net Zero Target and Improved ESG Strategy Improved ESG score from Sustainalytics due to announced ESG targets and additional disclosure; Aligning management long-term incentive compensation with carbon emission reduction targets beginning in 2022 Successful Execution of Capital Plan ~$100M of incremental CapEx in 2021 and $200M of accelerated CapEx in 2022 (2) primarily due to accelerated deployment of mobile generation; Collaborated with the City of Houston to develop Master Energy Plan which may lead to incremental investments Note: Refer to slide 2 for information on forward-looking statements and slide 19 for information on non-GAAP Utility EPS and non-GAAP EPS assumptions and non-GAAP measures. (1) GAAP diluted EPS was $1.01 for fourth quarter and $2.28 for full year 2021. Refer to slide 14 and slide 15 for reconciliation of non-GAAP measures to GAAP measures. (2) Includes incremental and accelerated investments in 2021 and 2022 related to capital leases for mobile generation units above 2021 Analyst Day estimates. Exact amount for mobile generation subject to certain regulatory treatments. (3) Inclusive of Electric and Natural Gas business. Excluding utility costs to achieve, severance costs and amounts with revenue offsets. ….EXTENDING TRACK RECORD OF EXECUTION Continued O&M (3) Management Effort to Support Growth 1% - 2% annual average O&M (3) savings can be re-injected into the business; 1% savings in 2021 vs 2020 includes over $25M of accelerated O&M Constructive Regulatory Environment Received financing order for gas cost securitization in TX; Interim rates in-place for ongoing rate case in Minnesota; No other rate cases anticipated until 2023 Significant Step Toward Full Midstream Exit Executed on sale of 75% of ET common units and 50% of ET Series G preferred units shortly after ET-ENBL merger close; Plan to exit the remaining stake well within year end 2022 target

2021 Financial Results and 2022 Guidance…. 5 Note: Refer to slide 2 for information on forward-looking statements and slide 19 for information on non-GAAP Utility EPS and non-GAAP EPS assumptions and non-GAAP measures. ET – Energy Transfer (1) Inclusive of results from Discontinued Operations, i.e., Midstream Investments. (2) Includes the associated allocation of Corporate & Other based upon relative earnings contribution. Midstream EPS also includes impact from debt associated with midstream investments. (3) Refer to slide 14 and slide 15 for a full reconciliation of non-GAAP measures to GAAP measures and complete list of adjustments (4) Includes impact from debt associated with midstream investments. Fourth Quarter FY 2021 GAAP EPS (1) (3) $1.01 $2.28 Non-GAAP Adjustments:  Mark-to-market gains/losses on ZENS  Impact associated with gas LDC sales  Impact associated with Enable and ET merger  Cost associated with the early extinguishment of debt  Impact associated with other mergers and divestitures Non-GAAP EPS (1) (3) 36¢ $1.64 Midstream EPS (2) (Discontinued Operations) 9¢ $0.37 Utility EPS (2) 27¢ $1.27 2022E Non-GAAP EPS Non-GAAP Adjustments:  Mark-to-market gains/losses on ZENS  Impact associated with gas LDC sales  Impact related to ownership and disposal of ET units (4) $1.36 - $1.38 ….MOVING TO A SIMPLE BUSINESS MODEL

Utility $0.22 Utility $0.27 $0.04 $0.02 $0.00 $0.02 $0.01 $0.02 Midstream (2) $0.07 Midstream (2) $0.09 Q4 2020 Non-GAAP EPS Q4 2021 Non-GAAP EPS Q4 2021 v Q4 2020 Non-GAAP EPS (1) Primary Drivers Note: Refer to slide 2 for information on forward-looking statements and slide 19 for information on non-GAAP Utility EPS and non-GAAP EPS assumptions and non-GAAP measures (1) Refer to slide 14 and slide 16 for reconciliation of non-GAAP measures to GAAP measures (2) Reference Energy Transfer 2021 Form 10-K and fourth quarter 2021 earnings materials dated February 16, 2022. Includes the effect of share dilution and associated allocation of Corporate & Other based upon relative earnings contribution. Reported under Discontinued Operations. Growth and Rate Recovery Weather / Usage Ongoing Cost Mgmt Midstream Electric  $0.01 Customer growth  $0.02 Rate recovery $0.01 D&A Natural Gas  $0.04 Rate recovery  $0.02 D&A Electric  $0.01 Weather and Usage Natural Gas  $0.01 Weather and Usage 6 COVID Electric  $0.02 COVID impact from 2020 $0.29 $0.36 Other Electric  $0.01 O&M $0.01 Interest Expense Natural Gas  $0.01 O&M $0.01 Interest Expense

Capital Expenditures by Segment….

CenterPoint Energy

Current 5-Yr Plan [1]	FY 2021	FY 2022E [3]	5-YR Plan	10-Yr Plan [2]: 10-YR Plan
Electric [4]	~$2.1B	~$2.4B	**$11.2B**	**$23B+**
Natural Gas	~$1.4B	~$1.4B	**$7.6B**	**$16B+**
Corporate and other	~$40M	~$10M	**$0.1B**	**$0.2B**
Total CapEx (2021 Analyst Day)	~$3.5B	~$3.8B	**$18B+**	**$40B+**
Incremental Spend above Analyst Day [5]	*~$100M increase*	*~$200M accelerated*	***~$300M increase***	***~$300M increase***
Total Capital Expenditures [5]	~$3.6B	~$4.0B	**~$19.2B**	**$40B+**

CapEx Plan Update

- Incremental to Analyst Day: accelerated and increased mobile generation - 500 MW
- Potential Incremental Capital: "Master Energy Plan" collaboration with City of Houston could lead to further investments; Similar initiatives ongoing with other cities in our Electric footprint

….SUCCESSFUL EXECUTION OF ACCELERATED CAPEX PLAN WITH UPSIDES

Note: Refer to slide 2 for information on forward-looking statements
(1) Refers to capital plan from 2021E to 2025E
(2) Refers to capital plan from 2021E to 2030E
(3) Represents 2022 capital estimated as of 12/31/2021
(4) Includes estimated investments related to TX legislation namely capital leases for mobile generation units as of 2021 Analyst Day of approximately $600M spread across 2021 - 2023
(5) Includes incremental and accelerated investments in 2021 and 2022 related to capital leases for mobile generation units above 2021 Analyst Day estimates and incremental CapEx in 2023 to offset the accelerated investments related to mobile generation. Exact amount for mobile generation subject to certain regulatory treatments.

7

Rate Case Updates  Minnesota Rate Case:  Filed 11/1/2021  $67.1M Revenue increase  10.2% ROE / 51.00% Equity / 7.06% ROR  $42M Interim rates went into effect 1/1/2022 Indiana IRP Update  Electric CPCNs:  400 MW Solar: Approved in October 2021  BTA downsizing from 300 MW to 200 MW  PPA remains at 100 MW  460 MW Gas CT: Order expected Q2/Q3 2022  335 MW Solar: Order expected Q1/Q2 2022  Next IRP filing – target 2023 Winter Storm Uri Updates  AR and OK $398M (1)  Received through AR and OK gas LDC sale process  Paid down $425M of floating rate notes in January  TX $1.1B (remaining balance)  Financing order approved  Expected securitization by mid-2022  MN $379M (remaining balance) (2)  Recovery over 63 months, started September 2021  On going prudence case ….CONSTRUCTIVE ACROSS OUR FOOTPRINT Note: Refer to slide 2 for information on forward-looking statements. BTA – Build-Transfer Agreement; PPA – Power Purchase Agreement; CPCN – Certificate of Public Convenience and Necessity; CT – Combustion Turbine; IRP – Integrated Resource Plan (1) Represents unrecovered winter storm gas cost balance in Arkansas and Oklahoma as of 12/31/2021 (2) Full amount of $409M is subject to ongoing prudence review (3) Assumes current cost recovery mechanisms in place and excludes amount to be received through securitization of winter storm-related gas costs in Texas. Actual amount, timing and the duration of the recovery may vary. Recovery in all jurisdictions subject to customary prudency reviews which may impact amounts recovered. (4) Recovery status for the remaining states: Indiana, Mississippi, South Louisiana – recovery through existing cost recovery mechanisms over 12 months; North Louisiana – recovery through existing cost recovery mechanism over 3 years with carrying costs. Key Regulatory Updates…. 8 Estimated remaining balance ~$520M (3) (4) excluding expected proceeds from TX gas cost securitization

Contacts Jackie Richert Vice President Investor Relations and Treasurer Tel. (713) 207 – 9380 jackie.richert@centerpointenergy.com Panpim Lohachala Manager Investor Relations Tel. (713) 207 – 7961 panpim.lohachala@centerpointenergy.com General Contact Tel. (713) 207 – 6500 https://investors.centerpointenergy.com/contact-us 9

Appendix 10

FY 2021 v FY 2020 Non-GAAP EPS [(1)] Primary Drivers


$1.40
Midstream (3) $0.23
Utility $1.17
FY 2020 Non-GAAP EPS
Growth and Rate Recovery
$0.18
Electric
▲ $0.04 Customer growth
▲ $0.12 Rate recovery
▼ $0.04 D&A
Natural Gas
▲ $0.02 Customer growth
▲ $0.09 Rate recovery
▼ $0.05 D&A
Weather / Usage
$0.05
Electric
▼ $0.07 Weather and Usage
Natural Gas
▲ $0.02 Weather and Usage
Ongoing Cost Mgmt
$0.03
Electric
▼ $0.02 Interest Expense
Natural Gas
▲ $0.01 Interest Expense
Corporate
▲ $0.04 Interest Expense
COVID and CARES Act
$0.06
Electric
▲ $0.08 COVID impact from 2020
Natural Gas
▲ $0.04 COVID impact from 2020
Corporate
▼ $0.06 CARES Act benefit in 2020
One-time Items (2)
$0.12
▼ $0.07 Share dilution from 2020 issuance
▼ $0.04 Gov changes
▼ $0.01 Other
Midstream
$0.14
$1.64
Midstream (3) $0.37
Utility $1.27
FY 2021 Non-GAAP EPS
Projected 8% annual non-GAAP EPS Growth through 2024

Note: Refer to slide 2 for information on forward-looking statements and slide 19 for information on non-GAAP Utility EPS and non-GAAP EPS assumptions and non-GAAP measures

(1) Refer to slide 15 and slide 17 for reconciliation of non-GAAP measures to GAAP measures

(2) Includes one-time lump sum payment associated with board-implemented governance change announced in July 2021 and share dilution from May 2020 equity issuance

(3) Reference Energy Transfer 2021 Form 10-K and fourth quarter 2021 earnings materials dated February 16, 2022. Includes the effect of share dilution and associated allocation of Corporate & Other based upon relative earnings contribution. Reported under Discontinued Operations.

11

Regulatory Schedule Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec TX (E) IN (E) TX (G) MN (G) (Rate case) N. IN (G) OH (G) S. IN (G) LA (G) MS (G) No rate case until late 2023 / early 2024 – Two TCOS filings, DCRF in April No rate case until late 2023 No rate case until late 2023 IT RT EH RB FO IT RT RB EH Phase 2 of GRC No rate case until 2023 Phase 2 of GRC No rate case until post-2025 No rate case until post-2025 Intervenor Testimony Rebuttal Testimony Reply Briefs Evidentiary Hearing FO AF Final Order Amendment Filing CPCN (Posey) CPCN (CT) AF EH FO CPCN (Origis/den) FO Revenue Requirement ROE / Equity Ratio Estimated ’21 Rate Base N/A 9.40% / 42.5% $8.7B N/A 10.40% / 43.5% $2.1B N/A 9.69% / 55.6% (1) $1.7B $67.1M (2) 10.2% / 51.0% (2) $1.6B N/A 9.80% / 46.2% $1.6B N/A N/A $1.0B N/A 9.70% / 45.7% $0.5B N/A 9.95% / 52.0% $0.3B N/A 9.29% / 50.0% $0.2B Note: Refer to slide 2 for information on forward-looking statements. TCOS – Transmission cost of service adjustment; DCRF – Distribution cost recovery factor; GRC – General rate case (1) TX Gas regulatory metrics reflect jurisdictional average (2) Represent requested metrics per the latest rate case filing 12 Limited regulatory risk in the near term No rate case until post-2025 No rate case until post-2025

Weather and Throughput Data Note: Data as of 12/31/2021 (1) End of period number of metered customers (2) Percentage of normal weather for service area. Normal weather is based on past 10-year weather in service area. FY 2021 FY 2020 2021 vs 2020 Th ro ug hp ut (in G W h) Residential 32,067 32,630 (2)% Total 103,000 98,647 4% M et er ed cu st om er s (1) Residential 2,493,832 2,433,474 2% Total 2,814,859 2,749,116 2% W ea th er (2) Cooling degree days 108% 109% (1)% Heating degree days 82% 76% 6% Houston Cooling degree days 109% 110% (1)% Houston Heating degree days 80% 70% 10% FY 2021 FY 2020 2021 vs 2020 Th ro ug hp ut (in B cf ) Residential 241 237 2% Commercial and Industrial 428 439 (3)% Total 669 676 (1)% M et er ed cu st om er s (1) Residential 4,372,428 4,328,607 1% Commercial and Industrial 354,602 349,725 1% Total 4,727,030 4,678,332 1% W ea th er (2) Heating degree days 91% 91% - Texas Heating degree days 87% 77% 10% Electric Natural Gas 13

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Quarter Ended

December 31, 2021

	Utility Operations		Midstream Investments (Disc. Operations)		Corporate and Other [7]		Consolidated	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income (loss) available to common shareholders and diluted EPS [1]	$ 185	$ 0.29	$ 616	$ 0.97	$ (160)	$ (0.25)	$ 641	$ 1.01
ZENS-related mark-to-market (gains) losses:								
Equity securities (net of taxes of $20) [2][3]	—	—	—	—	71	0.11	71	0.11
Indexed debt securities (net of taxes of $19) [2]	—	—	—	—	(71)	(0.11)	(71)	(0.11)
Impacts associated with gas LDC sales (net of taxes of $2, $2) [2][4]	7	0.01	—	—	6	0.01	13	0.02
Impacts associated with Enable & Energy Transfer merger:								
Gain at merger close, net of transaction costs (net of taxes of $134 and $0) [2]	—	—	(546)	(0.86)	(1)	—	(547)	(0.86)
Loss on equity securities (net of taxes of $24) [2][5]	—	—	—	—	98	0.15	98	0.15
Costs associated with the early extinguishment of debt (net of taxes of $1) [2]	—	—	—	—	6	0.01	6	0.01
Impacts associated with other mergers and divestitures (net of taxes of $3, $13) [2][6]	(1)	—	—	—	20	0.03	19	0.03
Corporate and Other Allocation	(20)	(0.03)	(11)	(0.02)	31	0.05	—	—
Consolidated on a non- GAAP basis	$ 171	$ 0.27	$ 59	$ 0.09	$ —	$ —	$ 230	$ 0.36

Note: Refer to slide 19 for information on non-GAAP measures

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other, and Discontinued Operations are non-GAAP financial measures.

(2) Taxes are computed based on the impact removing such item would have on tax expense

(3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.

(4) Includes gain from remeasurement of state deferred taxes, costs to achieve the sales and costs associated with the early extinguishment of debt

(5) Comprised of Energy Transfer common and Series G preferred units

(6) Includes impacts associated with the Vectren merger and the sales of Infrastructure Services (CIS) and Mobile Energy Solutions (MES)

(7) Corporate and Other, plus income allocated to preferred shareholders

14

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Year-to-Date
December 31, 2021

	Utility Operations		Midstream Investments (Disc. Operations)		Corporate and Other [7]		Consolidated	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income (loss) available to common shareholders and diluted EPS [1]	$ 878	$ 1.44	$ 818	$ 1.34	$ (305)	$ (0.50)	$ 1,391	$ 2.28
ZENS-related mark-to-market (gains) losses:								
Equity securities (net of taxes of $11) [2][3]	—	—	—	—	40	0.07	40	0.07
Indexed debt securities (net of taxes of $11) [2]	—	—	—	—	(39)	(0.06)	(39)	(0.06)
Impacts associated with gas LDC sales (net of taxes of $2, $3) [2][4]	(4)	(0.01)	—	—	5	0.01	1	—
Cost associated with the early extinguishment of debt (net of taxes of $7) [2]	—	—	—	—	27	0.04	27	0.04
Impacts associated with Enable & Energy Transfer merger:								
Gain at merger close, net of transaction costs (net of taxes of $134 and $0) [2]	—	—	(546)	(0.90)	(1)	—	(547)	(0.90)
Loss on equity securities (net of taxes of $24) [2][5]	—	—	—	—	98	0.16	98	0.16
Costs associated with the early extinguishment of debt (net of taxes of $1) [2]	—	—	—	—	6	0.01	6	0.01
Impacts associated with other mergers and divestitures (net of taxes of $2, $13) [2][6]	4	0.01	—	—	20	0.03	24	0.04
Corporate and Other Allocation	(105)	(0.17)	(44)	(0.07)	149	0.24	—	—
Consolidated on a non-GAAP basis	$ 773	$ 1.27	$ 228	$ 0.37	$ —	$ —	$ 1,001	$ 1.64

Note: Refer to slide 19 for information on non-GAAP measures
(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other, and Discontinued Operations are non-GAAP financial measures.
(2) Taxes are computed based on the impact removing such item would have on tax expense
(3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(4) Includes gain from remeasurement of state deferred taxes, costs to achieve the sales and costs associated with the early extinguishment of debt
(5) Comprised of Energy Transfer common and Series G preferred units
(6) Includes impacts associated with the Vectren merger and the sales of Infrastructure Services (CIS) and Mobile Energy Solutions (MES)
(7) Corporate and Other, plus income allocated to preferred shareholders

15

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Quarter Ended

December 31, 2020

	Utility Operations		Midstream Investments (Disc. Operations)		Corporate and Other [6]		CES[1] & CIS[2] (Disc. Operations)		Consolidated	
	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]
Consolidated income (loss) available to common shareholders and diluted EPS [3]	$ 119	$ 0.21	$ 64	$ 0.12	$ (32)	$ (0.06)	$ —	$ —	$ 151	$ 0.27
ZENS-related mark-to-market (gains) losses:										
Equity securities (net of taxes of $8) [4][5]	—	—	—	—	(27)	(0.05)	—	—	(27)	(0.05)
Indexed debt securities (net of taxes of $8) [4]	—	—	—	—	27	0.05	—	—	27	0.05
Impacts associated with the Vectren merger (net of taxes of $0) [4]	(2)	—	—	—	—	—	—	—	(2)	—
Severance costs (net of taxes of $1) [4]	2	—	—	—	—	—	—	—	2	—
Impact associated with BREC activities (net of taxes of $0, $0) [4]	1	—	—	—	1	—	—	—	2	—
Impacts associated with Series C preferred stock:										
Preferred stock dividend requirement and amortization of beneficial conversion feature	—	—	—	—	19	0.04	—	—	19	0.04
Impact of increased share count on EPS if issued as common stock	—	(0.01)	—	(0.01)	—	—	—	—	—	(0.02)
Total Series C impacts	—	(0.01)	—	(0.01)	19	0.04	—	—	19	0.02
Corporate and Other Allocation	13	0.02	(24)	(0.04)	12	0.02	(1)	—	—	—
Consolidated on a non-GAAP basis	$ 133	$ 0.22	$ 40	$ 0.07	$ —	$ —	$ (1)	$ —	$ 172	$ 0.29
Exclusion of CES [1] and CIS [2] Discontinued Operations [7]	—	—	—	—	—	—	1	—	1	—
Consolidated on a non-GAAP basis, excluding CES [1] and CIS [2]	$ 133	$ 0.22	$ 40	$ 0.07	$ —	$ —	$ —	$ —	$ 173	$ 0.29

Note: Refer to slide 19 for information on non-GAAP measures

(1) Energy Services segment
(2) Infrastructure Services segment
(3) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other, and Discontinued Operations are non-GAAP financial measures.
(4) Taxes are computed based on the impact removing such item would have on tax expense
(5) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(6) Corporate and Other, plus income allocated to preferred shareholders
(7) Results related to Energy Services and Infrastructure Services discontinued operations are excluded from the company's non-GAAP results

16

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Year-to-Date
December 31, 2020

	Utility Operations Dollars in millions	Utility Operations Diluted EPS (3)	Midstream Investments (Disc. Operations) Dollars in millions	Midstream Investments (Disc. Operations) Diluted EPS (3)	Corporate and Other (6) Dollars in millions	Corporate and Other (6) Diluted EPS (3)	CES(1) & CIS(2) (Disc. Operations) Dollars in millions	CES(1) & CIS(2) (Disc. Operations) Diluted EPS (3)	Consolidated Dollars in millions	Consolidated Diluted EPS (3)
Consolidated income (loss) available to common shareholders and diluted EPS (3)	$ 508	$ 0.95	$ (1,074)	$ (2.02)	$ (201)	$ (0.38)	$ (182)	$ (0.34)	$ (949)	$ (1.79)
Timing effects impacting CES (1):										
Mark-to-market (gains) losses (net of taxes of $3) (4)	—	—	—	—	—	—	(10)	(0.02)	(10)	(0.02)
ZENS-related mark-to-market (gains) losses:										
Equity securities (net of taxes of $11) (4)(5)	—	—	—	—	(38)	(0.07)	—	—	(38)	(0.07)
Indexed debt securities (net of taxes of $13) (4)	—	—	—	—	47	0.09	—	—	47	0.09
Impacts associated with the Vectren merger (net of taxes of $1, $3) (4)	3	0.01	—	—	12	0.02	—	—	15	0.03
Impact associated with BREC activities and Severance costs (net of taxes of $4, $0) (4)	14	0.03	—	—	3	—	—	—	17	0.03
Impacts associated with the sales of CES (1) and CIS (2) (net of taxes of $10) (4)	—	—	—	—	—	—	217	0.41	217	0.41
Impacts associated with Series C preferred stock										
Preferred stock dividend requirement and amortization of beneficial conversion feature	—	—	—	—	58	0.11	—	—	58	0.11
Impact of increased share count on EPS if issued as common stock	—	(0.06)	—	0.12	—	0.01	—	—	—	0.07
Total Series C impacts	—	(0.06)	—	0.12	58	0.12	—	—	58	0.18
Losses on impairment (net of taxes of $0, $408) (4)	185	0.33	1,269	2.25	—	—	—	—	1,454	2.58
Corporate and Other Allocation	(48)	(0.09)	(64)	(0.12)	119	0.22	(7)	(0.01)	—	—
Consolidated on a non-GAAP basis	662	1.17	131	0.23	—	—	18	0.04	811	1.44
Exclusion of CES (1) and CIS (2) Discontinued Operations (7)	—	—	—	—	—	—	(18)	(0.04)	(18)	(0.04)
Consolidated on a non-GAAP basis, excluding CES (1) and CIS (2)	$ 662	$ 1.17	$ 131	$ 0.23	$ —	$ —	$ —	$ —	$ 793	$ 1.40

Note: Refer to slide 19 for information on non-GAAP measures

(1) Energy Services segment
(2) Infrastructure Services segment
(3) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other, and Discontinued Operations are non-GAAP financial measures.
(4) Taxes are computed based on the impact removing such item would have on tax expense
(5) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(6) Corporate and Other, plus income allocated to preferred shareholders
(7) Results related to Energy Services and Infrastructure Services discontinued operations are excluded from the company's non-GAAP results

17

Regulatory Information Information Location Electric  Estimated 2020 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Electric Natural Gas  Estimated 2020 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Gas Estimated amortization for pre-tax equity earnings related to Houston Electric’s securitization bonds Regulatory Information – Electric (Pg. 5) Rate changes and Interim mechanisms filed Form 10-K – Rate Change Applications section 18

Additional information Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on diluted earnings per share, non-GAAP income, non-GAAP Utility earnings per share (“Utility EPS”) and non-GAAP earnings per share (“non-GAAP EPS”), as well as non-GAAP long-term funds from operations (“FFO”) which are not generally accepted accounting principles (“GAAP”) financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Utility EPS includes net income from Electric and Natural Gas segments, as well as after tax Corporate and Other operating income and an allocation of corporate overhead based upon the company’s Electric and Natural Gas segments’ relative earnings contribution. Corporate overhead consists primarily of interest expense, preferred stock dividend requirements, and other items directly attributable to the parent along with the associated income taxes. Utility EPS excludes: (a) Earnings or losses from the change in value of CenterPoint Energy’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) Earnings and losses associated with the ownership and disposal of midstream common and preferred units (including amounts reported in discontinued operations), net gain associated with the consummation of the merger between Enable and Energy Transfer, a corresponding amount of debt related to midstream common and preferred units, and an allocation of associated corporate overhead, (c) Cost associated with the early extinguishment of debt, (d) Impacts associated with Arkansas and Oklahoma gas LDC sales and (e) Certain impacts associated with other mergers and divestitures. 2022 non-GAAP EPS guidance excludes: (a) Earnings or losses from the change in value of ZENS and related securities, (b) Gain and impact, including related expenses, associated with Arkansas and Oklahoma gas LDC sales and (c) Income and expense related to ownership and disposal of Energy Transfer common and Series G preferred units, and a corresponding amount of debt related to the units. In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2022 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2022 non-GAAP EPS guidance range may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of Energy Transfer, ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance. Management evaluates the Company’s financial performance in part based on non-GAAP income, Utility EPS, non-GAAP EPS and long-term FFO. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income, Utility EPS, non-GAAP EPS and long-term FFO non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share (in the case of Utility EPS and non-GAAP EPS) and net cash provided by operating activities, which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer While we believe that we have a clear path towards achieving our net zero emissions (Scope 1 and Scope 2) by 2035 goals, our analysis and path forward required us to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of our underlying assumptions prove incorrect, our actual results and ability to achieve net zero emissions by 2035 could differ materially from our expectations. Certain of the assumptions that could impact our ability to meet our net zero emissions goals include, but are not limited to: emission levels, service territory size and capacity needs remaining in line with Company expectations (inclusive of changes related to the sale of our Natural Gas businesses in Arkansas and Oklahoma); regulatory approval of Indiana Electric's generation transition plan; impacts of future environmental regulations or legislation; impacts of future carbon pricing regulation or legislation, including a future carbon tax; price, availability and regulation of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; our ability to implement our modernization plans for our pipelines and facilities; the ability to complete and implement generation alternatives to Indiana Electric's coal generation and retirement dates of Indiana Electric's coal facilities by 2035; the ability to construct and/or permit new natural gas pipelines; the ability to procure resources needed to build at a reasonable cost, the lack of scarcity of resources and labor, the lack of any project cancellations, construction delays or overruns and the ability to appropriately estimate costs of new generation; impact of any supply chain disruptions; and enhancement of energy efficiencies. Please also review the section entitled “Cautionary Statement and Other Disclaimers” included in this presentation 19